EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Universal Property Development and Acquisition Corporation (the “Company”) for the fiscal quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kamal Abdallah, principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kamal Abdallah

Kamal Abdallah

May 18, 2007

The foregoing certification is made solely for the purpose of 18 U. S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.